1Q24 Earnings Presentation Exhibit 99.2

2 Forward-Looking Statements Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in our Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

2.10% 2.11% Reported(1)(2) Adjusted(1)(2) 15.88% 15.95% Reported(1)(2) Adjusted(1)(2) ROTCE $0.70 $0.70 Reported Adjusted(1) 1.36% 1.36% Reported(2) Adjusted(1)(2) ROAA $30.4 million $30.6 million Reported Adjusted(1) 51.94% 51.75% Reported Adjusted(1) Efficiency Ratio First Quarter 2024 Highlights 3 Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Annualized. Strong Financial Performance Net Income Diluted EPS PTPP ROAA 10.59% Common Equity Tier 1 +8% Increase in Tangible Book Value / Share YoY +9.7% Increase in Deposits(2) +6.0% Increase in Loans and Leases(2) 92.5% Loan/deposit ratio GAAP EPS of $0.70; adjusted EPS(1) of $0.70 Record Pre-Tax Pre-Provision income (1) of $47.2 million; Pre-Tax Pre-Provision ROAA(1) of 2.10% Revenue of $101.0 million, up 11% YoY  Net interest income of $85.5 million, up 13% YoY Stockholders' equity exceeded $1.0 billion Net interest margin (FTE)(1) of 4.01% Loan and lease yields stood at 7.45% Disciplined expense management with operating expenses(1): $53.8 million Adj. efficiency ratio(1): 51.75% Adj. NIE/AA(1): 2.39%, down 28 bps YoY

Loan and Lease Trends ($ in millions) Total Loans & Leases and Average Yield Portfolio Composition Total loans and leases were $6.8 billion at 1Q24, an increase of $99.5 million, or 6.0% annualized from 4Q23 Originated $264.2 million in new loans, net of loan sales in 1Q24 Production driven by lease and commercial banking originations of $82.3 million and $79.1 million, respectively Payoff activity decreased by $38.1 million from 4Q23 to $214.2 million Cumulative Loan Beta(1): 43% Highlights Utilization Rates 55% LTM Average Originations and Payoffs Cumulative Beta excluding loan accretion is calculated as the change in yield on loans and leases from 4Q21 to 1Q24 divided by the change in average Fed Funds from 4Q21 to 1Q24. 4

Cost of Interest-Bearing Deposits Total deposits were $7.4 billion, up 9.7% annualized from 4Q23 Commercial deposits accounted for 45.0% of total deposits and represent 77.1% of all non-interest-bearing deposits Cost of deposits increased by 14 bps to 2.56% in 1Q24, due to mix changes Cumulative total deposit beta ~47% since the beginning of the current tightening cycle Deposit Trends ($ in millions) Deposit Composition Highlights Average Non-Interest-Bearing Deposits Deposit Beta(1) Interest-Bearing Deposits: 63% Total Deposits: 47% 5 Beta calculation is based on change in deposit cost divided by change in Fed Funds from 4Q21 to 1Q24.

Net Interest Income and Net Interest Margin Trends *($ in millions)*

Net Interest Income



$ 75,718
$ 76,166
$ 92,452
$ 86,285
$ 85,541
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024

Highlights

- Net interest income was $85.5 million, down 0.9% from 4Q23
- Net interest margin decreased 8 basis points from 4Q23 to 4.00%
  - Short term investments reduced NIM by 6 bps
  - $50 million of cash flow hedges went effective in 1Q24

Interest Rate Sensitivity Over a One-Year Time Horizon

- Rates -100 bps: net interest income sensitivity reduced by 1.2%
- Rates -100 bps: ~$7 million or ~2.1% decline in NII or ~$1.75 million per 25 bps
- Ramp -100 bps: ~$5 million or ~1.4% decline in NII or ~$1.25 million per 25 bps

Repricing Mix



Other 5%
Prime 21%
Fixed 47%
SOFR 27%

NIM, Yields and Costs



6.83%
7.18%
7.68%
7.42%
7.45%
4.38%
4.32%
4.46%
4.08%
4.00%
2.04%
2.03%
2.45%
2.53%
2.78%
1.15%
1.70%
2.13%
2.42%
2.56%
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Average Loan and Lease Yield
Net Interest Margin
Taxable Securities Yield
Cost of Deposits

NIM Bridge



$86.3 Million NII
$85.5 Million NII
4.08%
0.05%
(0.13%)
0.00%
4.00%
Q4 2023 NIM
Earning Assets Yield
Interest-Bearning Liability Rate
Net Free Funds
Q1 2024 NIM

Byline Bancorp, Inc. | 6 |

Government Guaranteed Loan Sales $72.5 million of guaranteed loans sold in 1Q24 Loans held for sale increased to $23.6 million in 1Q24 Non-interest income was $15.5 million, up 6.7% from 4Q23 Gain on sale margins improved driven by higher premiums, offset by lower volume of loans sold Non-interest income trends remain stable QoQ, excluding FV mark on loan servicing asset Volume Sold and Average Net Premiums Non-Interest Income Trends ($ in millions) Total Non-Interest Income Highlights Net Gains on Sales of Loans 7 (1) Other includes net servicing losses in 3Q23.

(1) Non-interest expenses stood at $53.8 in 1Q24, flat QoQ and reflects: $2.0 million increase in salaries and employee benefits $0.8 million decrease in data processing expenses Consolidating two branch locations in June 2024 Incurred charges of $1.3 million in 1Q24 Expected annual cost saves of ~$1.1 million beginning in 3Q24 Efficiency Ratio Non-Interest Expense Trends ($ in millions) Non-Interest Expense Highlights Non-Interest Expense Bridge 8 Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. ($1.8) ($1.0) ($0.1) $0.5 $0.5 $2.1 $53.6 $53.8

Note: Delinquencies represent accruing loans and leases past due 30 days or more. Delinquencies to Total Loans and Leases represent delinquencies divided by period end loans and leases. Delinquencies Asset Quality Trends ($ in millions) Net Charge-offs NPLs / Total Loans & Leases 9 Allowance for Credit Losses (ACL) NPLs flat QoQ when excluding Government Guaranteed NPLs

Strong Liquidity and Securities Portfolio

Liquidity Position

- Cash and cash equivalents of $636.8 million
- $1.4 billion investment portfolio (~99.9% AFS)
- $2.0 billion of available borrowing capacity
  - Liquidity coverage of uninsured deposits ~117% as of quarter end
- Loans/Deposits ratio of 92.5%, down 85 basis points from 4Q23
- Uninsured Deposits stood at 28.7% and trends well below all peer bank averages

Highlights

- Repaid holding company revolving line of credit
- HTM portfolio of $1.2 million *($7,000 in unrealized losses)*
- Securities portfolio duration: 4.8 years; net of hedges: ~4.4 years
- Securities portfolio annual cash flow: ~$165 million
- Taxable securities yield of 2.78%, up 25 basis points from 4Q23
- AOCI / TCE(3): ~13.2%

% of Uninsured Deposits Industry Comparisons(1)

	>$500B	$250B - $500B	$100B - $250B	$50B - $100B	$10B - $50B	$1B - $10B
Median	41.7%	32.4%	36.7%	44.3%	36.9%	30.8%
Byline Bank	28.7%	28.7%	28.7%	28.7%	28.7%	28.7%

Percent of Insured Deposits(2)



73%
Median: 61%
BY
Bank 1
Bank 2
Bank 3
Bank 4
Bank 5
Bank 6
Bank 7
Bank 8
Bank 9
Bank 10
Bank 11
Bank 12
Bank 13
Bank 14
Bank 15
Bank 16
Bank 17
Bank 18
Bank 19
Bank 20
Bank 21
Bank 22
Bank 23

AFS Portfolio by Type



Muni 6%
Treasury & Agency 16%
Asset-backed 2%
Corporate 3%
Non-agency MBS, CMBS 8%
Agency MBS, CMBS 65%

(1) Source: SNL Financial, and company filings. Financial data as of quarter ended December 31, 2023 or most recent available.
(2) Source: Company's 4Q23 Form 10-K | Calculation: (total deposits uninsured deposits) / total consolidated deposits | Byline 2023 Proxy Peer Group.
(3) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix.

Byline Bancorp, Inc. | 10 |

(1) Return on Average Tangible Common Equity Strong Capital Position Capital Ratios 11 Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Strong Capital Base Common Equity Tier 1 Capital Priorities: TCE operating target range(1) is between 8% and 9%: currently at 8.76% $1.0 billion total stockholders’ equity $450 million of balance sheet hedges to protect market value risk 1. Fund Organic Growth 2. Dividend 3. M&A 4. Buyback (1)

Our Strategy Remains Consistent 12 Maintain Balance Sheet Strength Continue to Invest in the Business Capitalize on Market Opportunities Deliver Strong Financial Results Grow our Commercial Client Franchise 1 2 3 4 5 Leverage our Capabilities 6 Differentiated approach to grow loans and deposits organically in targeted market segments Maintain a strong balance sheet, ample capital flexibility and strong asset quality Continue to invest in digital capabilities to improve the customer experience and gain operational efficiencies Attract additional high-quality talent to the organization and pursue opportunistic M&A opportunities Generate consistently strong financial results for our stockholders Leverage all our capabilities to deepen share of wallet and acquire new customers

1Q24 Earnings Presentation Appendix

Granular Deposit Base

A **strength** of our franchise is our well **diversified** deposit base…

~71% of Total Deposits are FDIC Insured


Consumer Deposits, $4.0 billion
Commercial Deposits, $3.4 billion
Insured
92%
Uninsured
8%
Uninsured
54%
Insured
46%
Total Deposits
$7.4 Billion
as of 3/31/24

…with **limited concentration** and granular customer base providing a **stable** source of funding

Consumer Deposits[1]

$4.0 billion at 3/31/24

Customer Base
~125,000
Consumer Accounts

Granular Deposit Base
~$28,000
Average Account Balance



Total Franchise
48
Branches

Core banking footprint in key urban MSAs in Wisconsin and a broad footprint in Chicago, IL

Commercial Deposits

$3.4 billion at 3/31/24

Customer Base
~29,000
Commercial Accounts

Granular Deposit Base
~$121,000
Average Account Balance

(1) Excludes brokered deposits.

Byline Bancorp, Inc. | 14 |

CRE Portfolio: NOO Office Represents 3.0% of Total Loans 15 Non-Owner Occupied Commercial Real Estate Portfolio ($ in millions) 3/31/24 Industrial / Warehouse $588.5 8.7% Multi-family 543.3 8.0% Retail 246.7 3.6% Office 205.5 3.0% Hotel / Motel 39.8 0.6% Mixed Use 33.9 0.5% Senior Housing / Healthcare 32.7 0.5% Other 262.1 3.9% Total $1,952.5 28.8% % of Total Loans Note: Non-Owner Occupied CRE Portfolio includes construction, land, multi-family and non-owner occupied (NOO). CRE portfolio includes owner occupied, non-owner occupied, non-farm, non-residential, construction, and multi-family loans. d Total Loans & Leases $6.8 Billion as of 3/31/24

3/31/24 12/31/23 Avg. Commitment $3.6 million $3.6 million ACL % 2.8% 3.0% NCO %(1) 3.06% 2.57% 30+ DLQ % 5.6% 5.9% NPL % 5.6% 5.9% Criticized % 24% 22% Office CRE Portfolio: Diversified Tenants and Markets NCOs / Average loans represents net charge-offs to average loans for the last twelve-month period. Tenant Classification ($ in millions) 3/31/24 Illinois $128.0 North Carolina 26.0 Wisconsin 14.5 New Jersey 11.0 Florida 7.0 Ohio 5.5 Iowa 5.2 Minnesota 3.2 New Mexico 2.2 West Virginia 1.1 Michigan 1.0 Tennessee 0.8 Total Office $205.5 CRE Office: Geographic Mix by State Office Portfolio Metrics Office Portfolio Market Type 16

(1) ($ in millions) $ Balance % of Portfolio Unguaranteed $386.0 5.7% Guaranteed 78.8 1.2% Total SBA 7(a) Loans $464.8 6.9% Unguaranteed $38.4 0.6% Guaranteed 21.1 0.3% Total USDA Loans $59.5 0.9% Unguaranteed Loan Portfolio by Industry One of the top SBA and USDA lenders in the United States Closed $135.9 million in SBC loan commitments in 1Q24, flat LQ and up 91% YoY SBA 7(a) portfolio $464.8 million, up $11.5 million from 4Q23 ACL/Unguaranteed loan balance ~7.1% $1.7 billion in serviced government guaranteed loans for investors in 1Q24 Since 2016, the unguaranteed government-guaranteed exposure has decreased from 14.6% down to 6.3% in 2024 Unguaranteed Government-Guaranteed Exposure Represents 6.3% of Total Loans On Balance Sheet SBA 7(a) & USDA Loans SBA 7(a) & USDA Closed Loan Commitments Highlights Represents sectors with less than 5% of the total portfolio. 17 $68.5 $122.3 $107.3 $129.2 $108.3

Projected Acquisition Accounting Accretion Projections are updated quarterly, assumes no prepayments and are subject to change. 18 Projected Accretion(1) ($ in millions)

Financial Summary

(dollars in thousands, except per share data)	As of or For the Three Months Ended March 31, 2024	December 31, 2023	March 31, 2023
Income Statement			
Net interest income	$ 85,541	$ 86,285	$ 75,718
Provision for credit losses	6,643	7,235	9,825
Non-interest income	15,473	14,503	15,145
Non-interest expense	53,809	53,584	48,800
Income before provision for income taxes	40,562	39,969	32,238
Provision for income taxes	10,122	10,365	8,293
Net income	$ 30,440	$ 29,604	$ 23,945
Diluted earnings per common share[(1)]	$ 0.70	$ 0.68	$ 0.64
Balance Sheet			
Total loans and leases HFI	$ 6,778,214	$ 6,684,306	$ 5,515,332
Total deposits	7,350,202	7,176,999	5,812,652
Tangible common equity[(1)]	806,916	786,673	638,218
Balance Sheet Metrics			
Loans and leases / total deposits	92.54%	93.39%	95.37%
Tangible common equity / tangible assets[(1)]	8.76%	9.06%	8.66%
Key Performance Ratios			
Net interest margin	4.00%	4.08%	4.38%
Efficiency ratio	51.94%	51.63%	52.10%
Adjusted efficiency ratio[(1)]	51.75%	48.64%	51.54%
Non-interest income to total revenues	15.32%	14.39%	16.67%
Non-interest expense to average assets	2.40%	2.42%	2.69%
Return on average assets	1.36%	1.34%	1.32%
Adjusted return on average assets[(1)]	1.36%	1.44%	1.35%
Pre-tax pre-provision return on average assets [(1)]	2.10%	2.13%	2.32%
Dividend payout ratio on common stock	12.86%	13.24%	14.06%
Tangible book value per common share[(1)]	$ 18.29	$ 17.98	$ 16.92

(1) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

Byline Bancorp, Inc. | 19 |

As of or For the Three Months Ended           (dollars in thousands, except per share data) March 31, 2024 December 31, 2023 March 31, 2023 Net income and earnings per share excluding significant items Reported Net Income $ 30,440 $ 29,604 $ 23,945 Significant items: Impairment charges on assets held for sale and ROU asset 194 1,981 20 Merger-related expenses — 1,035 489 Tax benefit (52) (793) (56) Adjusted Net Income   $ 30,582   $ 31,827   $ 24,398 Reported Diluted Earnings per Share $ 0.70 $ 0.68 $ 0.64 Significant items: Impairment charges on assets held for sale and ROU asset — 0.05 — Merger-related expenses — 0.02 0.01 Tax benefit — (0.02) — Adjusted Diluted Earnings per Share   $ 0.70   $ 0.73   $ 0.65 Non-GAAP Reconciliation 20

As of or For the Three Months Ended           (dollars in thousands) March 31, 2024 December 31, 2023 March 31, 2023 Adjusted non-interest expense: Non-interest expense $ 53,809 $ 53,584 $ 48,800 Less: Significant items Impairment charges on assets held for sale and ROU assets 194 1,981 20 Merger-related expenses — 1,035 489 Adjusted non-interest expense   $ 53,615   $ 50,568   $ 48,291 Adjusted non-interest expense ex. amortization of intangible assets: Adjusted non-interest expense $ 53,615 $ 50,568 $ 48,291 Less: Amortization of intangible assets 1,345 1,550 1,455 Adjusted non-interest expense ex. amortization of intangible assets   $ 52,270   $ 49,018   $ 46,836 Pre-tax pre-provision net income: Pre-tax income $ 40,562 $ 39,969 $ 32,238 Add: Provision for loan and lease losses 6,643 7,235 9,825 Pre-tax pre-provision net income   $ 47,205   $ 47,204   $ 42,063 Adjusted pre-tax pre-provision net income: Pre-tax pre-provision net income $ 47,205 $ 47,204 $ 42,063 Add: Impairment charges on assets held for sale and ROU assets 194 1,981 20 Add: Merger-related expenses — 1,035 489 Adjusted pre-tax pre-provision net income   $ 47,399   $ 50,220   $ 42,572 Tax Equivalent Net Interest Income: Net interest income $ 85,541 $ 86,285 $ 75,718 Add: Tax-equivalent adjustment 233 240 208 Net interest income, fully taxable equivalent   $ 85,774   $ 86,525   $ 75,926 Total revenues: Net interest income $ 85,541 $ 86,285 $ 75,718 Add: Non-interest income 15,473 14,503 15,145 Total revenues   $ 101,014   $ 100,788   $ 90,863 Non-GAAP Reconciliation (continued) 21

As of or For the Three Months Ended           (dollars in thousands) March 31, 2024 December 31, 2023 March 31, 2023 Tangible common stockholders' equity: Total stockholders' equity $ 1,009,049 $ 990,151 $ 795,650 Less: Goodwill and other intangibles 202,133 203,478 157,432 Tangible common stockholders' equity   $ 806,916   $ 786,673   $ 638,218 Tangible assets: Total assets $ 9,410,503 $ 8,881,967 $ 7,530,346 Less: Goodwill and other intangibles 202,133 203,478 157,432 Tangible assets   $ 9,208,370   $ 8,678,489   $ 7,372,914 Tangible assets, excluding accumulated other comprehensive loss: Tangible assets $ 9,208,370 $ 8,678,489 $ 7,372,914 Less: Accumulated other comprehensive loss (106,910) (100,117) (108,142) Tangible assets, excluding accumulated other comprehensive loss:   $ 9,315,280   $ 8,778,606   $ 7,481,056 Tangible common stockholders' equity, excluding accumulated other comprehensive loss: Tangible common stockholders' equity $ 806,916 $ 786,673 $ 638,218 Less: Accumulated other comprehensive loss (106,910) (100,117) (108,142) Tangible common stockholders' equity, excluding accumulated other comprehensive loss   $ 913,826   $ 886,790   $ 746,360 Average tangible common stockholders' equity: Average total stockholders' equity $ 998,806 $ 935,197 $ 784,289 Less: Average goodwill and other intangibles 202,773 204,191 158,181 Average tangible common stockholders' equity   $ 796,033   $ 731,006   $ 626,108 Average tangible assets: Average total assets $ 9,030,941 $ 8,787,636 $ 7,345,151 Less: Average goodwill and other intangibles 202,773 204,191 158,181 Average tangible assets   $ 8,828,168   $ 8,583,445   $ 7,186,970 Tangible net income available to common stockholders: Net income available to common stockholders $ 30,440 $ 29,604 $ 23,945 Add: After-tax intangible asset amortization 986 1,138 1,066 Tangible net income available to common stockholders   $ 31,426   $ 30,742   $ 25,011 Adjusted tangible net income available to common stockholders: Tangible net income available to common stockholders $ 31,426 $ 30,742 $ 25,011 Impairment charges on assets held for sale and ROU assets 194 1,981 20 Merger-related expenses — 1,035 489 Tax benefit on significant items (52) (793) (56) Adjusted tangible net income available to common stockholders   $ 31,568   $ 32,965   $ 25,464 Non-GAAP Reconciliation (continued) 22

As of or For the Three Months Ended           (dollars in thousands, except share and per share data, ratios annualized, where applicable) March 31, 2024 December 31, 2023 March 31, 2023 Pre-tax pre-provision return on average assets: Pre-tax pre-provision net income $ 47,205 $ 47,204 $ 42,063 Average total assets 9,030,941 8,787,636 7,345,151 Pre-tax pre-provision return on average assets   2.10%   2.13%   2.32% Adjusted pre-tax pre-provision return on average assets: Adjusted pre-tax pre-provision net income $ 47,399 $ 50,220 $ 42,572 Average total assets 9,030,941 8,787,636 7,345,151 Adjusted pre-tax pre-provision return on average assets   2.11%   2.27%   2.35% Net interest margin, fully taxable equivalent Net interest income, fully taxable equivalent $ 85,774 $ 86,525 $ 75,926 Total average interest-earning assets 8,603,582 8,387,877 7,009,144 Net interest margin, fully taxable equivalent   4.01%   4.09%   4.39% Non-interest income to total revenues: Non-interest income $ 15,473 $ 14,503 $ 15,145 Total revenues 101,014 100,788 90,863 Non-interest income to total revenues   15.32%   14.39%   16.67% Adjusted non-interest expense to average assets: Adjusted non-interest expense $ 53,615 $ 50,568 $ 48,291 Average total assets 9,030,941 8,787,636 7,345,151 Adjusted non-interest expense to average assets   2.39%   2.28%   2.67% Adjusted efficiency ratio: Adjusted non-interest expense excluding amortization of intangible assets $ 52,270 $ 49,018 $ 46,836 Total revenues 101,014 100,788 90,863 Adjusted efficiency ratio   51.75%   48.64%   51.54% Adjusted return on average assets: Adjusted net income $ 30,582 $ 31,827 $ 24,398 Average total assets 9,030,941 8,787,636 7,345,151 Adjusted return on average assets   1.36%   1.44%   1.35% Adjusted return on average stockholders' equity: Adjusted net income $ 30,582 $ 31,827 $ 24,398 Average stockholders' equity 998,806 935,197 784,289 Adjusted return on average stockholders' equity   12.31%   13.50%   12.62% Non-GAAP Reconciliation (continued) 23

As of or For the Three Months Ended           March 31, 2024 December 31, 2023 March 31, 2023 Tangible common equity to tangible assets: Tangible common equity $ 806,916 $ 786,673 $ 638,218 Tangible assets 9,208,370 8,678,489 7,372,914 Tangible common equity to tangible assets   8.76%   9.06%   8.66% Tangible common stockholders' equity, excluding accumulated other comprehensive loss to tangible assets, excluding accumulated other comprehensive loss: Tangible common stockholders' equity, excluding accumulated other comprehensive loss $ 913,826 $ 886,790 $ 746,360 Tangible assets, excluding accumulated other comprehensive loss 9,315,280 8,778,606 7,481,056 Tangible common stockholders' equity, excluding accumulated other comprehensive loss to tangible assets, excluding accumulated other comprehensive loss   9.81%   10.10%   9.98% Return on average tangible common stockholders' equity: Tangible net income available to common stockholders $ 31,426 $ 30,742 $ 25,011 Average tangible common stockholders' equity 796,033 731,006 626,108 Return on average tangible common stockholders' equity   15.88%   16.68%   16.20% Adjusted return on average tangible common stockholders' equity: Adjusted tangible net income available to common stockholders $ 31,568 $ 32,965 $ 25,464 Average tangible common stockholders' equity 796,033 731,006 626,108 Adjusted return on average tangible common stockholders' equity   15.95%   17.89%   16.49% Tangible book value per share: Tangible common equity $ 806,916 $ 786,673 $ 638,218 Common shares outstanding 44,108,387 43,764,056 37,713,427 Tangible book value per share   $ 18.29   $ 17.98   $ 16.92 Accumulated other comprehensive loss to tangible common equity: Accumulated other comprehensive loss $ 106,910 $ 100,117 $ 108,142 Tangible common equity 806,916 786,673 638,218 Accumulated other comprehensive loss to tangible common equity   13.25%   12.73%   16.94% Non-GAAP Reconciliation (continued) 24